UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 13, 2001


                          Inforum Communications, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                        0-24687                 84-1360029
         --------                        -------                 ----------
(State or other jurisdiction    (Commission file number)         (Employer
   of incorporation)                                         Identification No.)


           600 South Cherry Street, Suite 400, Denver, Colorado 80246
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


     Registrant's telephone number, including area code: (303) 316-0400


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Item 5. Other Events and Regulation FD Disclosure.

     On February 13, 2001, Inforum Communications, Inc. announced changes in its Board of Directors and a realignment of its strategic focus. The press release for this announcement is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

     (c) Exhibits

     99.1 - Press Release, dated February 13, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         INFORUM COMMUNICATIONS, INC.


Date:  February 14, 2001                 By:  /s/ Jeffery A. Mathias
                                             -----------------------------------
                                             Jeffery A. Mathias
                                             President & Chief Executive Officer